UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2020

AKOUSTIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38029	33-1229046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9805 Northcross Center Court, Suite A

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.001 par value	AKTS	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 28, 2020, the Board of Directors (the “Board”) of Akoustis Technologies, Inc. (the “Company”) increased the size of the Board to seven directors and appointed Mr. J. Michael McGuire to the Board to fill the new directorship, effective immediately. The Board has determined that Mr. McGuire is independent under Rule 5605(a)(2) of the Nasdaq Listing Rules. He will serve on the Board’s Nominating Committee and as chair of the Company’s new IT Governance Committee.

Mr. McGuire, age 61, served as CEO of Grant Thornton, LLP (“GT”) from 2014 to 2019. Prior to becoming CEO of GT, McGuire served on its senior leadership team as national managing partner of operations and previously was managing partner of its Carolinas practice. He joined Grant Thornton in 2002 after a 20-year career at Arthur Andersen. Mr. McGuire received a Bachelor of Science, Business Administration, Accounting and Management Information Systems, from Bowling Green University in 1982.

Mr. McGuire will receive compensation for his service as a director in accordance with the Company’s Director Compensation Program (the “Director Compensation Program”), which provides for, among other things, an annual equity grant valued at $140,000 and additional amounts for service on committees of the Board, in each case to be pro-rated to reflect his service for a portion of 2020 until the Company’s 2020 annual meeting of stockholders. Equity grants made in accordance with the Director Compensation Program are issued subject to and in compliance with the Company’s 2018 Stock Incentive Plan.

There was no arrangement or understanding between Mr. McGuire and any other person pursuant to which Mr. McGuire was appointed as a director of the Company. Mr. McGuire has no direct or indirect material interest in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akoustis Technologies, Inc.

Date: September 2, 2020	By:	/s/ Kenneth E. Boller
	Name:	Kenneth E. Boller
	Title:	Interim Chief Financial Officer

2